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                             DIRECTOR CHOICE ACCESS
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED AUGUST 31, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2001

The following is added to the section entitled "The Funds" immediately after the first paragraph:

Special meetings of shareholders of the Growth and Income Portfolio and Strategic Income Portfolio of the Brinson Series Trust will be held in September, 2001 to seek approvals of potential changes to the portfolios. If approved by the shareholders, the Growth and Income Portfolio of Brinson Series Trust would merge into Growth and Income Portfolio of Alliance Variable Products Series Fund, Inc., and Strategic Income Portfolio of Brinson Series Trust would merge into Global Bond Portfolio of Alliance Variable Products Series Fund, Inc.

If approved, these changes are anticipated to become effective by the end of October, 2001.

For more information relating to these anticipated changes, you should read the Supplement dated July 25, 2001 to the Prospectus for the Brinson Series Trust dated May 1, 2001.

  This supplement should be retained with the prospectus for future reference.

333-45301
HV-3301